UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2024

NUZEE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39338	38-3849791
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization	File No.)	Identification No.)

2865 Scott St. Suite 107, Vista, California 92081

(Address of principal executive offices)

(760) 295-2408

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	NUZE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure To Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 23, 2024, NuZee, Inc. (the “Company”) received a notice (the “Notice”) from the Listing Qualifications staff of The Nasdaq Stock Market (“Nasdaq”) notifying the Company that the Company’s stockholders’ equity as reported in its Annual Report on Form 10-K for the period ended September 30, 2023 (“Form 10-K”), did not satisfy the continued listing requirement under Nasdaq Listing Rule 5550(b)(1) for the Nasdaq Capital Market, which requires that a listed company’s stockholders’ equity be at least $2,500,000. In its Form 10-K, the Company reported stockholders’ equity of $1,674,357, and, as a result, does not currently satisfy Nasdaq Marketplace Rule 5550(b)(1).

The Notice has no immediate effect on the Company’s listing on the Nasdaq Capital Market. In accordance with Nasdaq rules, the Company has 45 calendar days from the date of the notification to submit a plan to regain compliance with Nasdaq Listing Rule 5550(b)(1). The Company intends to submit a compliance plan within 45 days of the date of the notification and will evaluate available options to resolve the deficiency and regain compliance. If the Company’s compliance plan is accepted, the Company may be granted up to 180 calendar days from January 23, 2024 to evidence compliance.

The Company intends to regain compliance within the applicable compliance period and is preparing a compliance plan to submit to Nasdaq.

On January 26, 2024, the Company issued a press release disclosing receipt of the Notice. A copy of the press release is set forth in Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated January 26, 2024.
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NUZEE, INC.

Dated: January 26, 2024	By:	/s/ Randell Weaver
	Name:	Randell Weaver
	Title:	President, Chief Financial Officer, and Chief Operating Officer